UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2015

Continental Cement Company, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	333-187556-38	27-2594654
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14755 North Outer Forth Drive #514

Chesterfield, Missouri 63017

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (636) 532-7440

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 17, 2015, pursuant to a Contribution and Purchase Agreement, dated December 18, 2014, among Continental Cement Company, L.L.C. (the “Company”), Summit Materials, Inc. (“Summit”), which became the Company’s indirect parent entity upon the consummation of Summit’s initial public offering on March 17, 2015, Summit Materials Holdings L.P. (“Summit Holdings”), an existing indirect parent entity of the Company, Summit Owner Holdco LLC (“Summit Owner Holdco”), a newly-formed limited liability company and equityholder of Summit, Summit Materials Holdings GP, Ltd., an equityholder of Summit Owner Holdco, and Missouri Materials Company, L.L.C., J & J Midwest Group, L.L.C., R. Michael Johnson Family Limited Liability Company and Thomas A. Beck Family, LLC, each a minority owner of the Company, the Company became a 100%-owned indirect subsidiary of Summit Holdings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2015

CONTINENTAL CEMENT COMPANY, L.L.C.

By:	/s/ Mark Strieker

Name:	Mark Strieker
Title:	Vice President of Finance and Administration